SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
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ATHERONOVA INC.
(Name of Registrant as Specified in Charter)

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ATHERONOVA INC.
2301 Dupont Drive, Suite 525
Irvine, CA 92612

To the Holders of Super-Voting Common Stock and Common Stock of
AtheroNova Inc. (formerly Trist Holdings, Inc.):

AtheroNova Inc., a Delaware corporation (“Company”), on May 21, 2010, obtained written consents from stockholders holding a majority in voting power of the outstanding shares of voting securities of the Company entitled to vote, as well as from the holders of a majority of the outstanding shares of common stock, where required, on the following actions:

1.
To approve the amendment and restatement of the Company’s certificate of incorporation to authorize a reverse split of the Company’s outstanding common stock on a basis of 1 for 200, with special treatment for certain of the Company’s stockholders to preserve round lot stockholders;

2.
To approve the amendment and restatement of the Company’s certificate of incorporation to decrease the number of authorized shares of common stock from 2,000,000,000 to 100,000,000 (on a post-reverse split basis);

3.	To approve the amendment and restatement of the Company’s certificate of incorporation to authorize 10,000,000 shares of “blank check” preferred stock; and

4.	To approve the adoption of a stock incentive plan.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.  The Board of Directors of the Company has unanimously approved the above actions.

Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted.  On that basis, the stockholders holding a majority in voting power of the outstanding shares of capital stock entitled to vote, as well as the holders of a majority of the outstanding shares of common stock, where required, approved the foregoing actions.  No other vote or stockholder action is required.  You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

Thomas W. Gardner,
Chief Executive Officer and President

Irvine, CA
May 24, 2010

ATHERONOVA INC.

INFORMATION STATEMENT

CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
CONSENTS OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This Information Statement is being furnished to the stockholders of AtheroNova Inc. (formerly Trist Holdings, Inc.), a Delaware corporation (“Company,” “we,” “us” or “our”), to advise them of the corporate actions described herein, which have been authorized by the written consents of stockholders owning shares having a majority in voting power of the outstanding voting securities of the Company entitled to vote thereon, as well as by the holders of a majority of the outstanding shares of our common stock, where required.  This action is being taken in accordance with the requirements of the Delaware General Corporation Law (“DGCL”).

This Information Statement will first be mailed to stockholders on or about June 7, 2010 and is being furnished for informational purposes only.

Our board of directors has determined that the close of business on May 21, 2010 was the record date (“Record Date”) for the stockholders entitled to notice about the actions authorizing: (i) the amendment and restatement of our certificate of incorporation to authorize a reverse split of our currently outstanding common stock on a basis of 1 for 200, with special treatment for certain of our stockholders to preserve round lot stockholders and the rounding up for fractional interests as herein provided, (ii) the amendment and restatement of our certificate of incorporation to decrease the number of authorized shares of common stock from 2,000,000,000 to 100,000,000; (iii) the amendment and restatement of our certificate of incorporation to authorize the issuance of 10,000,000 shares of “blank check” preferred stock; and (iv) the adoption of a stock incentive plan.  The foregoing actions are referred to herein individually as the “Action” or collectively as the “Actions.”

Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the approval of the Actions must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

On May 13, 2010, we filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware pursuant to which we changed our name to AtheroNova Inc. through the merger of Atherocare Merger Corporation, a Delaware corporation and our wholly-owned subsidiary, into our company.

On May 13, 2010, our wholly-owned subsidiary, Z&Z Merger Corporation, a Delaware corporation (“MergerCo”), was merged into AtheroNova Operations, Inc., a Delaware corporation known before such merger as Z&Z Medical Holdings, Inc. (“AtheroNova Operations”).  Pursuant to such merger, all of the 9,873,050 outstanding shares of AtheroNova Operations common stock were exchanged, on a pro rata basis, for 88,575,048 shares of our Super-Voting Common Stock, par value $0.0001 per share (“Super-Voting Common Stock”).  At such time as we file an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware effecting a 1-for-200 reverse stock split of our outstanding common stock, with special treatment for certain of our stockholders to preserve round lot stockholders (the “Reverse Split”), then all the outstanding shares of Super-Voting Common Stock will immediately and automatically convert into shares of our common stock (the “Mandatory Conversion”).  At the consummation of the Mandatory Conversion, the holders of Super-Voting Common Stock will be entitled to receive common stock at the conversion rate of 50 shares (on a pre-Reverse Split basis) of fully paid and non-assessable common stock for 1 share of Super-Voting Common Stock (the “Conversion Rate”), subject to rounding to the nearest whole share for fractional shares.  Until the Reverse Split takes place, the holders of Super-Voting Common Stock will have the right to vote together with the holders of our Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote, and each share of Super-Voting Common Stock will carry a number of votes equal to the number of shares of Common Stock issuable based on the Conversion Rate.

As of May 21, 2010, 4 stockholders who then owned of record 67,985,692 shares of Super-Voting Common Stock, and 2 stockholders who then owned 97,344,066 shares of our common stock, executed and delivered to us written consents authorizing and approving each of the Actions.  Such approving stockholders then held approximately 76.7% of the outstanding shares of Super-Voting Common Stock, approximately 90.7% of the outstanding shares of common stock, and approximately 77.1% of the combined voting power of the outstanding shares of our Super-Voting Common Stock and our common stock.

Accordingly, all of the above Actions have been approved by the holders of a majority of the outstanding shares of Super Voting Common Stock, the holders of a majority of the outstanding shares of common stock and the holders of a majority in voting power of our outstanding voting securities entitled to vote thereon, and no further vote or further action of our stockholders is required to approve the Actions.  You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of our stockholders.  However, under federal law, these Actions will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.  Stockholders do not have any dissenter or appraisal rights in connection with the Actions.

On May 21, 2010, our board of directors approved each of the Actions and authorized our officers to deliver this Information Statement.

Our executive offices are located at 2301 Dupont Drive, Suite 525, Irvine, CA 92612, and our telephone number is (949) 842-8989.

Interest of Persons in Matters to be Acted Upon

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of these Actions other than as discussed herein.

Change of Control

On March 26, 2010, we entered into an Agreement and Plan of Merger (“Merger Agreement”) with MergerCo”) and AtheroNova Operations.  The closing (the “Closing”) of the transactions contemplated by the Merger Agreement (the “Merger”) occurred on May 13, 2010.  At the Closing, (i) MergerCo was merged with and into AtheroNova Operations, whose name was concurrently changed from Z&Z Medical Holdings, Inc. to AtheroNova Operations, Inc. ; (ii) AtheroNova Operations become our wholly-owned subsidiary; (iii) all of AtheroNova Operations shares, warrants and options outstanding prior to the Merger were exchanged (or assumed, in the case of warrants and options) for comparable securities of our company; and (iv) approximately 98% of our fully-diluted shares (excluding the shares issuable in connection with the Capital Raise Transaction (as defined below)) were owned by AtheroNova Operations’ former stockholders, warrant holders and option holders.  As described above, at the Closing we issued to AtheroNova Operations’ former stockholders 88,575,048 shares of Super-Voting Common Stock which are convertible into approximately 4,428,752,409 shares of our common stock on a pre-Reverse Split basis (“Conversion Shares”).  As a result of the Merger, we are solely engaged in AtheroNova Operations’ business, the AtheroNova Operations’ officers became our officers and three of AtheroNova Operations’ directors became members of our 7-member board of directors (which currently has two vacancies).

We are presently authorized under our certificate of incorporation, as amended to date, to issue 2,000,000,000 shares of common stock, par value $0.0001 per share, of which 124,467,350 shares are designated Super-Voting Common stock.  As of the Closing, we had 107,272,730 shares (on a pre-Reverse Split basis) of common stock issued and outstanding and 88,575,048 shares of Super-Voting Common Stock issued and outstanding.

Under the terms of the Merger Agreement, all of the outstanding shares of capital stock held by AtheroNova Operations’ former stockholders were exchanged for 88,575,048 shares of Super-Voting Common Stock.  Each share of Super-Voting Common Stock will be convertible into 50 shares of our common stock, subject to rounding to the nearest whole share for fractional shares.  Accordingly, as a result of the Merger, AtheroNova Operations’ former stockholders own approximately 4,428,752,409 shares (on a pre-Reverse Split basis) of our common stock on an as-converted basis, and our existing stockholders own 107,272,730 shares (on a pre-Reverse Split basis) of our common stock.  The shares of Super-Voting Common Stock will immediately and automatically be converted into shares of our common stock pursuant to the Mandatory Conversion, and the Super-Voting Common Stock will cease to be designated as a separate series of common stock, upon the filing with the Delaware Secretary of State of an amendment and restatement of our certificate of incorporation to effect the Reverse Split.

The holders of shares of Super-Voting Common Stock are entitled to vote together with the holders of our common stock, as a single class, upon all matters submitted to holders of common stock for a vote.  On the Record Date, each share of Super-Voting Common stock was entitled to 50 votes, the number of votes equal to the number of shares of common stock issuable as if converted at the record date.  On the Record Date, AtheroNova Operations’ former stockholders and our existing stockholders held approximately 97.6% and 2.4%, respectively, of the total combined voting power of all classes of our stock entitled to vote.

Upon the Mandatory Conversion of the shares of Super-Voting Common Stock, and subject to an adjustment of the Conversion Rate as a result of the Reverse Split, AtheroNova Operations’ former stockholders will, in the aggregate, receive approximately 22,143,763 shares of our common stock, representing approximately 97.6% of the outstanding shares of our common stock immediately following the Mandatory Conversion.  Our existing stockholders will, following the Mandatory Conversion and Reverse Split, own approximately 536,364 shares of our common stock, representing approximately 2.4% of the outstanding shares of our common stock.  The shares of our common stock received in the Reverse Split will be subject to rounding to the nearest whole number for fractional shares, with special treatment for certain of our stockholders to preserve round lot stockholders as herein provided.

The ownership interests of AtheroNova Operations’ former stockholders and our existing stockholders are subject to dilution for AtheroNova Operations’ outstanding options and warrants assumed by us in connection with the Merger, and the shares issuable upon conversion of the Notes and Warrants (as each such term is defined below).  Accordingly, upon the Mandatory Conversion of the Super-Voting Common Stock, AtheroNova Operations’ former stockholders and the former holders of AtheroNova Operations’ options and warrants will collectively own approximately 80.8% of our common stock on a fully-diluted basis, the Purchasers (as defined below) of the Notes and Warrants will collectively own approximately 17.6% of our common stock on a fully-diluted basis (accounting solely for the shares issuable upon conversion of the Notes and exercise of the Warrants) and our existing stockholders will own approximately 1.6% of our common stock on a fully-diluted basis.

Effective as of the Closing, Eric Stoppenhagen resigned from his positions as our Interim President and Secretary, Lee Mendelson resigned as a director and we appointed the following persons as our executive officers and directors:

Name	Age	Position
Thomas W. Gardner	56	Chief Executive Officer, President and Director
Mark Selawski	54	Chief Financial Officer and Secretary
Filiberto Zadini, MD	65	Director
Boris Ratiner, MD	42	Director
Chaim Davis	30	Director
Gary Freeman (1)	42	Director

(1) Mr. Freeman continued as a director of our company following the Closing.

Additionally, as a condition to the Closing, Filiberto Zadini, Giorgio Zadini, Thomas W. Gardner, Boris Ratiner (together, the “Z&Z Shareholders”), Europa International, Inc. (“Europa”), W-Net Fund I, L.P. (“W-Net”) and MKM Opportunity Master Fund (“MKM”) entered into a Voting Agreement (“Voting Agreement”) pursuant to which such parties became obligated, for four years, to vote for the directors determined as described below.  The authorized number of directors is seven.  Those initially include three persons who before the Closing were members of AtheroNova Operations’ board of directors—Thomas W. Gardner, Boris Ratiner and Filiberto Zadini—whose replacements will be determined under the terms of the Voting Agreement by the holders of a majority of the shares held by the Z&Z Shareholders.  Two other directors are Gary Freeman, who before the Closing was a member of our board of directors, and Chaim Davis, and their replacements will be determined under the Voting Agreement by the holders of a majority of our shares that are held by the Purchasers.  The final two directors, and their replacements, will be determined jointly by the holders of a majority of the shares held by the Z&Z Shareholders and the holders of a majority of the shares held by the Purchasers.

On April 1, 2010, in our Current Report on Form 8-K dated March 26, 2010, we reported the execution of the Merger Agreement and included a copy of the Merger Agreement therein as Exhibit 2.1.  On April 13, 2010, we filed an Information Statement on Schedule 14f-1 reporting the proposed acquisition of AtheroNova Operations and a pending change of control of the Company at the Closing.  Additionally, on May 20, 2010, in our Current Report on Form 8-K dated May 13, 2010, we reported the closing of the Merger and included copies of the Certificate of Designations, Preferences, Rights and Limitations of Super-Voting Common Stock (as Exhibit 3.1).

Capital Raise Transaction

On May 13, 2010, we entered into a Securities Purchase Agreement with W-Net, Europa and MKM (collectively the “Purchasers”), pursuant to which the Purchasers, on May 13, 2010, purchased from us (i) 2.5% Senior Secured Convertible Notes (the “Notes”) for a cash purchase price of $1,500,000, and (ii) Common Stock Purchase Warrants pursuant to which the Purchasers may purchase up to 381,759,427 shares (before the Reverse Split) of our common stock at an exercise price equal to the $0.001965 per share (on a pre-Reverse Split basis) (the “Warrants”) (the “Capital Raise Transaction”).  A portion of the proceeds from the Capital Raise Transaction were used to pay $250,000 owed by us to the two principal holders of our common stock, W-Net and Europa, and to reimburse them for legal and accounting fees and other expenses incurred by them and our company in connection with the Merger and the Capital Raise Transaction.  The net proceeds available to us for our operations were reduced by such payments.

The Notes pay 2.5% interest per annum with a maturity of 4 years after the closing of the Capital Raise Transaction.  No cash interest payments are required, except that accrued and unconverted interest shall be due on the maturity date and on each conversion date with respect to the principal amount being converted, provided that such interest may be added to and included with the principal amount being converted.  If there is an uncured event of default (as defined in the Notes), the holder of each Note may declare the entire principal and accrued interest amount immediately due and payable.  Default interest will accrue after an event of default at an annual rate of 12%.  If there is an acceleration, a mandatory default amount equal to 120% of the unpaid Note principal plus accrued interest may be payable.

The Warrants may be exercised on a cashless basis under which a portion of the shares subject to the exercise are not issued in payment of the purchase price, based on the then fair market value of the shares.

On May 13, 2010, we also entered into a Security Agreement and an Intellectual Property Security Agreement with the Purchasers and AtheroNova Operations, pursuant to which all of our obligations under the Notes are secured by first priority security interests in all of our assets and the assets of AtheroNova Operations, including intellectual property.  Upon an event of default under the Notes or such agreements, the Note holders may be entitled to foreclose on any of such assets or exercise other rights available to a secured creditor under California and Delaware law.  In addition, under a Subsidiary Guarantee, AtheroNova Operations will guarantee all of our obligations under the Notes.

Each Note is convertible at any time into common stock at a specified conversion price, which will initially be $0.001965 per share (on a pre-Reverse Split basis).  Immediate conversion of the Notes (on a pre-Reverse Split basis) would result in the holders receiving 763,518,854 shares of our common stock.

The Notes may not be prepaid, or forced by us to be converted in connection with an acquisition of our company, except in a limited case more than a year after the Note issuance where the average of our stock trading price for 30 days on a national trading market other than the OTC Bulletin Board (“OTCBB”) is at least three times the conversion price, in which event, and subject to the satisfaction of certain other requirements, the Note holders may elect to receive at least double the unpaid principal amounts in cash and other requirements are satisfied.  In such a limited case acquisition, there could also be a forced cashless exercise of the Warrants subject to similar requirements and optional cash payments to the Warrant holders of at least double the exercise prices of their Warrants.

The Note conversion price and the Warrant exercise price will be subject to specified adjustments for certain changes in the numbers of outstanding shares of our common stock, including conversions or exchanges of such.  If additional shares of our capital stock are issued, except in specified exempt issuances, for consideration which is less than the then existing Note conversion or Warrant exercise price, then such conversion or warrant price will be reduced by anti-dilution adjustments.  For the first $400,000 of such “Dilutive Issuances,” the reduction will be made on a weighted average basis, taking into account the relative magnitudes of any Dilutive Issuance relative to the total number of outstanding shares.  However, any further Dilutive Issuance would be subject to a more detrimental “full ratchet” adjustment that generally reduces the conversion or exercise price to equal the price in the Dilutive Issuance, regardless of the size of the Dilutive Issuance.

The Notes will greatly restrict the ability of our company or AtheroNova Operations to issue indebtedness or grant liens on our or its respective assets without the Note holders’ consent.  They will also limit and impose financial costs on our acquisition by any third party.

On May 13, 2010 and in connection with the Capital Raise Transaction, we entered into a Registration Rights Agreement with the Purchasers pursuant to which we agreed, at our expense (other than to pay the initial filing expense which will be paid by the Purchasers), generally to promptly file, process and keep open a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering all shares that are or may be issued upon conversions of the Notes or exercises of the Warrants, and to qualify resales of such shares under certain state securities laws.  If the registration statement is not timely filed, it does not become effective within a specified time or its effectiveness is not maintained as specified in the agreement, we may owe liquidated damage amounts to the Purchasers.

Under the Securities Purchase Agreement, if we meet three specified operating benchmarks during the first twelve months after the closing of the first Note purchase, an additional $1,500,000 in Note purchases (without Warrants) can be requested by us from the Purchasers.  The determination of whether we have met the benchmarks is solely at the discretion of the Purchasers.  If the benchmarks are determined to have been achieved, then we can require the Purchasers to make the additional $1,500,000 of Note purchases.  If such benchmarks are not attained in the 12-month period, then the Purchasers, in their discretion, during the next two months may elect to purchase up to $1,500,000 of Notes (without Warrants) having an initial conversion price which is 25% higher than the conversion price in the original Notes.

The Notes and Warrants were issued in a private placement, exempt from the Securities Act registration requirements, to purchasers that were accredited investors.

VOTING SECURITIES

We had shares of our common stock and Super-Voting Common Stock issued and outstanding at the time of the stockholder action.  As of May 21, 2010, the Record Date and the date of the stockholder approvals of the Actions by written consents, there were 107,272,730 shares of our common stock issued and outstanding and 88,575,048 shares of our Super-Voting Common Stock issued and outstanding.

Each share of our common stock is entitled to one vote on all matters submitted to the holders of our common stock for their approval.  The holders of our Super-Voting Common Stock are entitled to vote together with the holders of our common stock, as a single class, upon all matters submitted to holders of our common stock for a vote.  Each share of our Super-Voting Common Stock currently carries 50 votes (based on the number of shares of common stock issuable in the Mandatory Conversion based on the Conversion Rate on a pre-Reverse Split basis) in any matter submitted to holders of common stock for vote.  The written consents of the holders of a majority of the total combined voting power of all classes of our securities entitled to vote were necessary to authorize each of the Actions described herein.  In addition, certain Actions required approvals by written consents of the holders of a majority of the outstanding shares of our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned on May 13, 2010, immediately following the Closing and the consummation of the Capital Raise Transaction, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on an approximated pre- and post-Reverse Split basis.  In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days, through the exercise of a warrant or stock option, conversion of a convertible security or otherwise.

For purposes of the following table, each holder of our Super-Voting Common Stock is deemed to own the number of shares of our common stock into which the Super-Voting Common Stock may be converted on a pre- and post- Reverse Split basis (currently 50 shares of our common stock for each share of Super-Voting Common Stock on a pre-Reverse Split basis), respectively.  Unless otherwise indicated, each person in the table will have sole voting and investment power with respect to the shares shown.  For purposes of this table, shares not outstanding which are subject to issuance on conversions of convertible securities, or exercises of warrants or stock options, that are held by one or more person(s) are deemed to be outstanding for the purpose of computing the percentage(s) of outstanding shares beneficially owned by such person(s) but are not deemed to be outstanding for the purpose of computing the percentage for any other person.  The table assumes a total of 4,536,025,139 and 22,680,127 shares of our common stock outstanding as of May 13, 2010, on a pre- and post-Reverse Split basis, respectively, and on an as-converted-to-common stock basis.

	Shares Beneficially Owned
Name of Beneficial Owner (1)	Amount of Beneficial Ownership (Pre-Reverse Split)	Amount of Beneficial Ownership (Post-Reverse Split)	Percent of Beneficial Ownership

Executive Officers and Directors Thomas W. Gardner	631,608,756	3,158,044	13.9%

Mark Selawski (2)	14,453,917	72,270	*

Filiberto Zadini, MD	1,238,052,744	6,190,264	27.3%

Boris Ratiner, MD (3)	583,140,784	2,915,704	12.1%

Chaim Davis	--	--	--

Gary Freeman	--	--	--

All Executive Officers and Directors as a Group (4)	2,467,256,201	12,336,281	51.0%

5% Stockholders
Giorgio Zadini, MD 2237 Hilltop Lane Camarillo, CA 93012	1,238,052,744	6,190,264	27.3%

W-Net Fund I, L.P. (5) 12400 Ventura Boulevard, Suite 327 Studio City, CA 91604	430,431,459	2,152,157	8.8%

David Weiner (5) 12400 Ventura Boulevard, Suite 327 Studio City, CA 91604	430,451,459	2,152,157	8.8%

Europa International, Inc. (6) 1114 Avenue of the Americas, 45th Floor New York, NY 10036	430,451,459	2,152,157	8.8%

MKM Opportunity Master Fund, Ltd. (7) c/o MKM Capital Advisors 1515 Broadway, 11th Floor New York, NY 10036	381,759,426	1,908,797	7.8%

*           Represents less than 1%.

(1)	Unless otherwise stated, the address is c/o AtheroNova Inc., 2301 Dupont Drive, Suite 525, Irvine, CA 92612.

(2)	Includes 12,211,068 (61,055 on a post-Reverse Split basis) shares of our common stock that may be acquired pursuant to the exercise of options within 60 days of May 13, 2010.

(3)	Includes 291,570,392 (1,457,852 on a post-Reverse Split basis) shares of our common stock that may be acquired pursuant to the exercise of warrants within 60 days of May 13, 2010.

(4)	Includes 303,781,460 (1,518,907 on a post-Reverse Split basis) shares of our common stock that may be acquired within 60 days of May 13, 2010.

(5)
Includes 254,506,284 (1,272,531 on a post-Reverse Split basis) shares of our common stock that may be acquired pursuant to the conversion of a note, and 127,253,142 (636,266 on a post-Reverse Split basis) shares of our common stock that may be acquired pursuant to the exercise of a warrant, within 60 days of May 13, 2010.  David Weiner, as the general partner of W-Net, exercises voting and dispositive power over the shares held by W-Net, and may be deemed to beneficially own such shares.  Mr. Weiner disclaims any beneficial interest in the shares of our common stock owned by W-Net except to the extent of his pecuniary interest therein.

(6)
Includes 254,506,284 (1,272,531 on a post-Reverse Split basis) shares of our common stock that may be acquired pursuant to the conversion of a note, and 127,253,142 (636,266 on a post-Reverse Split basis) shares of our common stock that may be acquired pursuant to the exercise of a warrant, within 60 days of May 13, 2010.  Fred Knoll, the principal of Knoll Capital Management, L.P., the investment manager for Europa, exercises voting and dispositive power over the shares held by Europa, but disclaims any beneficial interest in the shares of our common stock owned by Europa except to the extent of his pecuniary interest therein.

(7)
Consists of 254,506,284 (1,272,531 on a post-Reverse Split basis) shares of our common stock that may be acquired pursuant to the conversion of a note, and 127,253,142 (636,266 on a post-Reverse Split basis) shares of our common stock that may be acquired pursuant to the exercise of a warrant, within 60 days of May 13, 2010.  David Skirloff, the portfolio manager of MKM, exercises voting and dispositive power over the shares held by MKM, but disclaims any beneficial interest in the shares of our common stock owned by MKM except to the extent of his pecuniary interest therein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the Securities and Exchange Commission (“SEC”) on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.  Except as otherwise set forth herein, based solely on a review of the copies of such forms furnished to us, or written representations that no reports were required, we believe that for the fiscal year ended December 31, 2009, beneficial owners complied with the Section 16(a) filing requirements applicable to them.

DIRECTORS AND OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors.  All directors serve until the next annual meeting of stockholders or until their successors are elected and qualified.  Officers are appointed by the board of directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the board of directors.

Name	Age	Position
Thomas W. Gardner (1)	56	Chief Executive Officer, President and Director
Mark Selawski (1)	54	Chief Financial Officer and Secretary
Filiberto Zadini, MD (1)	65	Director
Boris Ratiner, MD (1)	42	Director
Chaim Davis (1)	30	Director
Gary Freeman (2)	42	Director

(1) These persons were appointed to their respective positions effective May 13, 2010.
(2) Mr. Freeman continued as one of our directors following the Closing.

Thomas W. Gardner, 56, has been the Chief Executive Officer, the President and a director of AtheroNova Operations since its formation in December 2009.  He held the same positions with Z&Z Medical Holdings, Inc., a Nevada corporation and the predecessor in interest to AtheroNova Operations (“Z&Z Nevada”) from December 2006 until its merger into AtheroNova Operations in March 2010.  Since September 2008, he also has been the President of PhyGen LLC, which designs, manufactures and sells instruments and implants for spine surgery.  He is a senior medical industry executive with twenty-six years experience in healthcare.  He has extensive hands-on experience with successful start-up ventures, having helped found six healthcare companies, three of them that were publicly traded.  He has served as President/CEO of Urogen, a San Diego-based Biotech company, President of Endocare, an Orange County-based urologic products company, President/CEO of AutoCath, an Orange County based vascular access company, and Executive Vice President of Medstone International, an Orange County medical products company.

Mark Selawski, 54, joined AtheroNova Operations and Z&Z Nevada in January 2010 as Chief Financial Officer.  He became the Secretary of AtheroNova Operations in March 2010.  From 2004 to 2009 he served as Chief Financial Officer of United Polychem, Inc., a privately held petrochemical distribution company.  From 1988 to 2004, he held several positions at Medstone International, during the last 9 years being the Vice President-Finance, Chief Financial Officer and Corporate Secretary.  Medstone was a NASDAQ-listed capital medical device manufacturer dedicated to urology products.  Before joining Medstone, he held various financial positions with a number of manufacturing and high-tech companies in southern California.  He holds a Bachelor of Science in Accounting from Bowling Green State University.

Filiberto Zadini, MD, 65, has been a director of AtheroNova Operations since December 2009.  He was a director and V.P. of Research & Development for Z&Z Nevada from December 2006 until March 2010.  He is one of the co-inventors of the core technologies of AtheroNova Operations.  He had a past training in Neurosurgery in Italy and is currently in private general medicine practice in the San Fernando Valley in southern California.

Boris Ratiner, MD, 42, has been a director of AtheroNova Operations since December 2009.  He was a director of Z&Z Nevada from December 2006 until March 2010.  He received an Advanced Bachelors degree in Chemistry at Occidental College in Los Angeles.  He then attended Medical School at LSU in New Orleans, followed by an Internal Medicine Residency and Rheumatology Fellowship at the University of California San Francisco (UCSF).  He is Board Certified in Internal Medicine and Rheumatology and is in private practice in Tarzana, California.  He is the medical director and founder of Rheumatology Therapeutics, where he leads a team of 23 staff members that care for patients with Arthritis and Autoimmune Diseases.  He also serves on the board of the San Fernando Valley Branch of the Arthritis Foundation and is the Program Director for the Southern CA Rheumatism Society.  He is a founder and active board member of 4Medica, a successful medical informatics company that he co-founded in 1999.  He is also a Clinical Instructor of Medicine at the David Geffen School of Medicine at the University of California Los Angeles (UCLA), a teaching attendant with the Cedars-Sinai’s Division of Rheumatology and an instructor at the Northridge Family Medicine Teaching Program.  He is an active clinical investigator and is actively involved in trials of new medications for gout, lupus, rheumatoid arthritis, osteoarthritis, psoriatic arthritis, ankylosing spondylitis and fibromyalgia.  He is published in peer-reviewed papers, abstracts and textbooks.  He is a frequent speaker at local hospitals to physicians on Rheumatology related diseases.  He has authored several book chapters on osteoarthritis and research papers on Hepatitis C arthritis.

Chaim Davis, 30, will serve as a director appointee of the Purchasers under the terms and conditions of the Voting Agreement entered into in connection with the Merger.  He is currently the Managing Partner of Revach Fund L.P., an investment fund focused on life science industries.  He is also currently serving as a healthcare industry consultant to KOM (from November 2009) and to Gem Asset Management (from February 2007).  He served as an Account Executive at Perry Davis & Associates from June 2004 through February 2007, and as a Healthcare Analyst at The Garnet Group from April 2001 through June 2004.  He received his bachelor’s degree from Columbia University.

Gary Freeman, 42, has served as one of our directors since July 2007.  He will serve as a director appointee of the Purchasers under the terms and conditions of the Voting Agreement entered into in connection with the Merger.  He is currently a Partner in Beach, Freeman, Lim & Cleland’s Audit and Accounting services division.  In conjunction with various consulting engagements, he has assumed interim senior level management roles at numerous public and private companies during his career, including Co-President and Chief Financial Officer of Trestle Holdings, Inc., Chief Financial Officer of Silvergraph International and Chief Financial Officer of Galorath Incorporated.  He served as a member of the Board of Directors of Blue Holdings, Inc., Trestle Holdings, Inc. and GVI Security Solutions, Inc.  His previous experience includes ten years with BDO Seidman, LLP, including two years as an Audit Partner.

On May 13, 2010, Filiberto Zadini, Giorgio Zadini, Thomas W. Gardner, Boris Ratiner, W-Net, Europa and MKM entered into the Voting Agreement pursuant to which such parties became obligated, for four years, to vote for the directors determined as described below.  The authorized number of directors will be seven.  Those initially include three persons who before the Closing were members of AtheroNova Operations’ board of directors—Thomas W. Gardner, Boris Ratiner and Filiberto Zadini—whose replacements will be determined under the terms of the Voting Agreement by the holders of a majority of the shares held by the Z&Z Shareholders (Filiberto Zadini, Giorgio Zadini, Boris Ratiner and Thomas W. Gardner).  Two other directors will be Gary Freeman, who is presently a member of our board of directors, and Chaim Davis, and their replacements will be determined under the Voting Agreement by the holders of a majority of the shares held by the Purchasers.  The final two directors, and their replacements, will be determined jointly by the holders of a majority of the shares held by the Z&Z Shareholders and the holders of a majority of the shares held by the Purchasers.

None of the newly appointed officers or directors, nor any of their affiliates, beneficially owned any of our equity securities or rights to acquire any of our securities prior to the Closing, and no such persons have been involved in any transaction with us or any of our directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the SEC, other than with respect to the transactions that have been described herein.  None of the newly appointed officers and directors have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor have they been a party to any judicial or administrative proceeding during the past ten years, except for matters that were dismissed without sanction or settlement, that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

BOARD MEETINGS AND COMMITTEES OF BOARD OF DIRECTORS

Our board of directors held no meetings during fiscal 2009.  All actions by our board of directors were taken by unanimous written consent.  Directors may be paid their expenses, if any, of attendance at a meeting of our board of directors, and may be paid a fixed sum for attendance at each meeting of our board of directors or a stated salary as a director.  No such payment shall preclude any director from serving us in any other capacity and receiving compensation therefor except as otherwise provided under applicable law.  No compensation has been paid to our directors.  While we do not require members of our board of directors to attend our annual meetings of stockholders, each director is encouraged to do so.  Our stockholders acted by written consent for our most recent stockholder action taken on November 16, 2007.

We do not have an audit committee.  Our board of directors functions as an audit committee and performs some of the same functions as an audit committee including: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee.  We are not a “listed company” under SEC rules and are therefore not required to have an audit committee comprised of independent directors.  We have, however, determined that Gary Freeman and Boris Ratiner are “independent” as that term is defined in Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market.  Our board of directors has determined that Mr. Freeman is an “audit committee financial expert” within the meaning of the rules and regulations of the SEC.  Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Freeman’s experience and understanding with respect to certain accounting and auditing matters.  The designation does not impose on Mr. Freeman any duties, obligations or liability that are greater than are generally imposed on him as a member of our board of directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our board of directors.  Our board of directors has also determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in each member’s financial sophistication.  Accordingly, the board of directors believes that each of its members have the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have.

We do not have a standing compensation committee or a committee performing similar functions.  The duties and functions performed by such committee are performed by the full board of directors.

We do not have a nominations committee because our board of directors does not believe that a defined policy with regard to the consideration of candidates recommended by shareholders is necessary at this time because it believes that, given the limited scope of our operations, a specific nominating policy would be premature and of little assistance until our business operations are at a more advanced level.  There are no specific, minimum qualifications that our board of directors believes must be met by a candidate recommended for our board of directors.  Currently, the entire board of directors decides on nominees, based on the selections made under the terms of the Voting Agreement.  We do not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

The Z&Z Shareholders and the Purchasers have agreed to vote to elect directors as set forth in the Voting Agreement.

DIRECTOR AND OFFICER COMPENSATION

Executive Compensation of the Company

The following table and related footnotes show the compensation paid during the fiscal years ended December 31, 2009 and 2008, to our named executive officers.  No other executive officers received salary and bonus in excess of $100,000 for the prior two fiscal years.

Summary Compensation Table

					All Other
Name and Principal	Year	Salary	Bonus	Option Awards	Compensation	Total
Position		($)	($)	($)	($)	($)

Eric Stoppenhagen (1)	2009	$48,000	--	--	--	$48,000
Interim President & Secretary	2008	$48,000	--	--	--	$48,000

(1)	Mr. Stoppenhagen served as our Interim President & Secretary from September 2007 through May 13, 2010. Represents consulting fees paid to Mr. Stoppenhagen’s company, Venor Consulting, Inc.

On September 27, 2007, we entered into a Consulting Agreement with Venor Consulting, Inc. (“Venor”), a company owned by Mr. Stoppenhagen.  Under the terms of the Consulting Agreement, Venor performed certain consulting services for us with respect to, among other things, the provision of executive services (including, without limitation, the services of Mr. Stoppenhagen) for a period of nine months.  We paid Venor a monthly fee for certain of the services to be provided, with additional services to be billed at an hourly rate.  We terminated this agreement at the Closing.

We did not pay any compensation to any director in 2009 or 2008.

Executive Compensation of AtheroNova Operations

AtheroNova Operations paid no compensation to its officers and directors during 2009 or 2008.

On October 15, 2007, Z&Z Nevada entered into an employment agreement with Mr. Gardner to assure his continued service to the company, which we assumed pursuant to the Merger.  The agreement runs for a term of 3 years, expiring on October 15, 2010.  The agreement provides for a base salary of not less than $150,000 per year in the first year following the receipt by the company of $2,000,000 in operating funds, $170,000 per year in the second year following such event and $190,000 per year in the third year following such event.  The agreement provides for payment of 50% of each aforementioned amount in the event of his inability to serve in his position due to mental or physical incapacitation.  The agreement cannot be terminated for any other reason than fraud, misappropriation, embezzlement or willful misconduct or because of any violation of the agreement regarding confidentiality and protection of company secrets.

We are in current negotiations with Mr. Gardner regarding a new contract in anticipation of his prior commitment to serve as CEO of PhyGen LLC until the end of calendar 2010.  It is anticipated that he will share executive management duties for our company and AtheroNova Operations with Mr. Selawski during that time.

On January 7, 2010, Z&Z Nevada and AtheroNova Operations entered into two agreements with Mr. Selawski.  The first is a consulting contract with Z&Z Nevada, which we assumed pursuant to the Merger, under which he is to be paid $5,000 per month until such time as the company raises $1,000,000 in operating funds.  Concurrent with this agreement, Mr. Selawski was awarded a stock grant of 5,000 shares of AtheroNova Operations’ common stock (converted into 11,214 shares of our common stock on a post-Reverse Split basis).  Upon reaching such milestone, the second agreement will commence under which Mr. Selawski will receive $144,000 per year, subject to annual review by our board of directors.  He is also eligible to receive up to 10% of his annual compensation as a bonus.  Under this agreement Mr. Selawski will be an “at will” employee and can be terminated with or without cause with 30 days notice.  On March 6, 2010, Mr. Selawski was granted stock options to purchase up to 245,000 shares of AtheroNova Operations’ common stock (549,498 shares of our common stock on a post-Reverse Split basis) at a purchase price of $0.50 ($0.222931 on a post-Reverse Split basis) per share.  Such options vest 25% on January 6, 2011 and 75% evenly on a monthly basis over the next three years thereafter and expire January 7, 2017.

We are in current negotiations with Mr. Selawski regarding a new contract in anticipation of his assumption of additional duties with us and AtheroNova Operations due to Mr. Gardner’s prior commitment to serve as full-time President of PhyGen LLC until the end of calendar 2010.

Option Grants

We did not grant options to our executive officers during 2009.

AtheroNova Operations did not grant options to its executive officers during 2009.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

We had no options outstanding as of December 31, 2009.

AtheroNova Operations had no options outstanding as of December 31, 2009.

Equity Compensation Plan Information

We had no options outstanding as of December 31, 2009.

AtheroNova Operations had no options outstanding as of December 31, 2009.

Employment Contracts

AtheroNova Operations is party to employment agreements with Thomas W. Gardner and Mark Selawski as disclosed above.

REVERSE SPLIT OF COMMON STOCK

On May 21, 2010, holders representing approximately 76.7% of the outstanding shares of our Super-Voting Common Stock, holders representing approximately 90.7% of the outstanding shares of our common stock and holders representing approximately 77.1% of the combined voting power of the outstanding shares of our Super-Voting Common Stock and our common stock took action by written consents to authorize the amendment and restatement of our certificate of incorporation to authorize a reverse split to reduce the number of shares of outstanding common stock at the rate of 1 share for every 200 shares of common stock then outstanding.

On May 21, 2010, our board of directors authorized the amendment and restatement of our certificate of incorporation, as amended, to authorize the Reverse Split.

The Reverse Split will change neither the number of authorized shares of our common stock nor the par value per share of our common stock.  None of the rights of the common stock are being changed as a result of the Reverse Split and, therefore, the rights of the holders of our common stock will remain unchanged, including the right of one vote for each share of our common stock in any action requiring a vote of the holders of our common stock, the right to liquidation proceeds after any preference shares, and the right to receive dividends when and if declared by our board of directors.

Each share of Super-Voting Common Stock is currently convertible into 50 shares of our common stock on a pre-Reverse Split basis and carries a number of votes equal to the number of shares of our common stock issuable upon conversion.  The holders of Super-Voting Common Stock are entitled to vote together with the holders of our common stock, as a single class, upon all matters submitted to holders of our common stock for a vote.  In addition, the holders of Super-Voting Common Stock are entitled to vote as a separate class on all amendments to our certificate of incorporation that would materially adversely affect the rights, preferences or privileges of the holders of the Super-Voting Common Stock.  In connection with the Reverse Split, the Conversion Rate will be adjusted to take into account the reduction in the number of shares of our common stock currently outstanding.

Each share of Super-Voting Common Stock will immediately and automatically be converted into shares of our common stock upon the approval and effectiveness of the Reverse Split and the Super-Voting Common Stock will cease to be designated as a separate series of common stock.  Accordingly, following the Reverse Split and the Mandatory Conversion, the holders of the currently outstanding 88,575,048 shares of Super-Voting Common Stock will, in the aggregate, receive approximately 22,143,763 shares of our common stock, representing 97.6% of the outstanding shares of our common stock immediately following the Reverse Split and the Mandatory Conversion.  The existing holders of our common stock will, following the Mandatory Conversion and Reverse Split, own approximately 536,364 shares of our common stock, representing 2.4% of the outstanding shares of our common stock.

The Company is presently authorized under its certificate of incorporation to issue 2,000,000,000 shares of common stock.  The Company will reduce the amount of authorized shares of common stock to 100,000,000 in connection with the amendment and restatement of its certificate of incorporation as further described below.  Following the Reverse Split and the Mandatory Conversion, there will be 22,680,127 shares of common stock outstanding.  With the reduced authorized number of 100,000,000 shares of common stock, the Company will have unissued shares that will be available for future issuance.

Stockholders do not have any appraisal rights in connection with the Reverse Split.  There will be no change in the number of stockholders as a result of the Reverse Split.  There is no intention to take the Company private because of the Reverse Split or otherwise.

Special treatment of stockholders holding fewer than 20,000 (but at least 100) common shares and fractional share treatment

Our stockholders and board of directors approved special treatment of stockholders holding fewer than 20,000 shares of our common stock to prevent those stockholders from holding less than 100 shares after the Reverse Split.  The special treatment is being afforded to preserve round lot stockholders (i.e., holders owning at least 100 shares).

Accordingly, stockholders holding 20,000 or fewer shares but at least 100 shares on the effective date of the Reverse Split (“Eligible Holders”) will receive 100 shares of common stock after the Reverse Split.

The Reverse Split will not affect the common stock held by stockholders holding less than 100 shares as of the effective date of the Reverse Split.  This special treatment will result in a de minimis number of additional shares of common stock being outstanding than would have been outstanding if the Reverse Split identically affected all stockholders.

No fractional shares will be issued for any fractional share interest created by the Reverse Split and held by a stockholder with more than 100 shares after the Reverse Split; those stockholders will receive a full share of common stock for any fractional share interests created by the Reverse Split.

Reasons for Reverse Split and special treatment

We believe the recent per share price of our common stock may have an adverse effect on the marketability of our existing shares and the amount and percentage of transaction costs paid by individual stockholders.  The Reverse Split is also necessary to allow for the conversion of the Super-Voting Common Stock into shares of our common stock.

We believe that the Reverse Split may also be advantageous to us and our stockholders because it may provide the opportunity for higher share prices based upon fewer shares outstanding.  It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts.  Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks.  Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive.  The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

As a general rule, potential investors who might consider making investments in us may be unwilling to do so when we have a large number of shares issued and outstanding with little or no stockholders’ equity.  A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, the Company believes that it is in the interests of the Company to adjust its capital structure in the direction of conformity with the NASDAQ structural requirements, including the minimum price per share and the number of round lot stockholders.  At the current date, even with the proposed changes, the Company would not likely meet NASDAQ criteria.  NASDAQ requirements change constantly.  There is no assurance that the proposed changes will meet the requirements for or any other exchange when, and if, we are otherwise qualified.  There is no assurance that we will qualify for NASDAQ.

There is no assurance that any effect on the price of our stock will result, or that the market price for our common stock, immediately or shortly after the Reverse Split becomes effective, will rise, or that any rise which may occur will be sustained.  Market conditions obey their own changes in investor attitudes and external conditions.  We are proposing the steps we deem most appropriate to meet the market attractively; however, we cannot control the market’s reaction.  Further, there can be no assurances that a higher market price, if it occurs as a result of the Reverse Split, will encourage more broker-dealers or investors to become involved in our common stock.

It should also be noted that the liquidity of our common stock might be adversely affected by the Reverse Split given the reduced number of shares of our common stock that would be outstanding after the Reverse Split. Our board of directors anticipates, however, that the expected higher market price as a result of the Reverse Split will reduce, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Effect of Reverse Split

The following table sets forth the effect of the Reverse Split and the special treatment being afforded to Eligible Holders to preserve round lot stockholders.

TABLE SHOWING EFFECT OF 1 FOR 200 REVERSE SPLIT

Number of Shares Held by Stockholder Prior to Reverse Split	Number of Shares Held by Stockholder After Reverse Split
Less than 100 shares	Same Number as Held Prior to Reverse Split
100 shares to 20,000 Shares	100 shares
20,001 shares	101 shares
40,000 shares	200 shares
60,000 shares	300 shares
100,000 shares	500 shares
200,000 shares	1,000 shares

Because the shares of common stock held by stockholders holding 99 or fewer shares of our common stock will not be affected by the Reverse Split, and because Eligible Holders will receive 100 shares of common stock after the Reverse Split, the Reverse Split will not increase the number of stockholders who own “odd lots” of less than 100 shares of common stock.  Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of 100 shares or more.  We also incur added administrative costs for holders who only hold a few shares of our common stock including transfer agent fees, stockholder mailing costs, etc.  Further, we will not suffer any reduction in current round lot holders which will assist us in meeting certain NASDAQ and exchange listing requirements, when or if we qualify.

In addition, because the shares of our common stock held by stockholders holding less than 100 shares of our common stock will not be affected by the Reverse Split, and because Eligible Holders will receive 100 shares of common stock after the Reverse Split, the Reverse Split will not affect all stockholders uniformly and will adversely affect the percentage ownership interest of stockholders holding more than 100 shares of our common stock, particularly those holding more than 20,000 shares of our common stock.  Because of the special treatment afforded these stockholders, proportionate voting rights and other rights and preferences of the holders of our common stock who hold more than 100 shares of our common stock, particularly those who hold more than 20,000 shares, will also be adversely affected by the Reverse Split.  This special treatment will also result in a de minimis number of additional shares of common stock being outstanding than would have been outstanding if the Reverse Split identically affected all stockholders.

No exchange of stock certificates required

Upon the Reverse Split becoming effective, stockholders (at their option and at their expense) may exchange their stock certificates representing pre-Reverse Split common shares for new certificates representing post-Reverse Split common shares.  Stockholders are not required to exchange their stock certificates.  No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal.  STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

Accounting consequences

Upon the Reverse Split becoming effective, the par value per share of our common stock would remain unchanged at $0.0001 per share.  As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the Reverse Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  The net income or loss and net book value per share of common stock will be increased because there will be fewer shares of our common stock outstanding.  It is not anticipated that any other accounting consequences would arise as a result of the Reverse Split.  The foregoing accounting consequences relate solely to the effect of the Reverse Split, without giving effect to the Mandatory Conversion of the Super-Voting Common Stock which will occur at the time the Reverse Split becomes effective.

Required consent

On May 21, 2010, the amendment and restatement of our certificate of incorporation to authorize the Reverse Split was approved by the written consents of holders representing approximately 76.7% of the outstanding shares of our Super-Voting Common Stock, holders representing approximately 90.7% of the outstanding shares of our common stock and holders representing approximately 77.1% of the combined voting power of the outstanding shares of our Super-Voting Common Stock and our common stock.  On May 21, 2010, our board of directors approved such amendment and restatement.  The approval of the amendment and restatement of our certificate of incorporation to authorize the Reverse Split required such board approval and (if done by written consents) the affirmative consents of a majority in voting power of the shares of voting securities outstanding and entitled to vote.  Such requirements have been met so no vote or further action of our stockholders is required to approve the amendment and restatement of our certificate of incorporation to authorize the Reverse Split.  You are hereby being provided with notice of the approval of such amendment and restatement by less than unanimous written consent of our stockholders.

Promptly after the twentieth day after the date this Information Statement has first been sent to stockholders, we intend to take all other required actions to complete the amendment and restatement of our certificate of incorporation to consummate the Reverse Split consistent with the foregoing.

DECREASE IN AUTHORIZED COMMON STOCK

We are currently authorized by our certificate of incorporation, as amended, to issue 2,000,000,000 shares of common stock, of which 124,467,350 shares have been designated Super-Voting Common stock.  As of May 21, 2010, there were 107,272,730 shares of our common stock issued and outstanding and 88,575,048 shares of Super-Voting Common Stock issued and outstanding.  Upon the completion of the Reverse Split, the outstanding shares of Super-Voting Common Stock will convert into approximately 22,143,763 shares of our common stock.

In connection with our acquisition of the business of AtheroNova Operations, we will likely be required to issue shares of our common stock, options, awards and warrants in connection with employee benefit and incentive plans and employment arrangements, for financing the future operations of the acquired business, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits.  No specific issuances are currently anticipated; however, to the extent such issuances occur, they will result in dilution to our current stockholders.

Accordingly, our board of directors believes it is in our best interests and the best interests of our stockholders to reduce the number of authorized shares of our common stock while retaining a sufficient number of authorized but unreserved shares to allow for the issuance of shares of our common stock or other securities in connection with employee benefit and incentive plans and arrangements, the financing of the operations of AtheroNova Operations, the acquisition of other businesses, the establishment of joint ventures, and such other purposes as our board of directors determines.

The reduction in the number of authorized shares of our common stock to a level that continues to provide a meaningful number of authorized but unreserved shares will permit our board of directors to issue additional shares of our common stock without further approval of our stockholders, and our board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.  Our issuance of additional shares of our common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

Although we from time to time review various transactions that could result in the issuance of shares of our common stock, we have not reviewed any specific transaction to date that we presently anticipate will result in a further issuance of shares of our common stock.

The DGCL expressly permits our board of directors, when evaluating any proposed tender or exchange offer, any merger, consolidation or sale of substantially all of our assets, or any similar extraordinary transaction, to consider all relevant factors including, without limitation, the social, legal, and economic effects on the employees, customers, suppliers, and other constituencies of our and its subsidiaries, and on the communities and geographical areas in which they operate.  Our board of directors may also consider the amount of consideration being offered in relation to the then current market price for our outstanding shares of common stock and our then current value in a freely negotiated transaction.  Our board of directors believes such provisions are in our long-term best interests and the long-term best interests of our stockholders.

We are subject to the Delaware control share acquisitions statute.  This statute is designed to afford stockholders of public corporations in Delaware protection against acquisitions in which a person, entity or group seeks to gain voting control.  With enumerated exceptions, the statute provides that shares acquired within certain specific ranges will not possess voting rights in the election of directors unless the voting rights are approved by a majority vote of the public corporation’s disinterested stockholders.  Disinterested shares are shares other than those owned by the acquiring person or by a member of a group with respect to a control share acquisition, or by any officer of the corporation or any employee of the corporation who is also a director.  The specific acquisition ranges that trigger the statute are: acquisitions of shares possessing one-fifth or more but less than one-third of all voting power; acquisitions of shares possessing one-third or more but less than a majority of all voting power; or acquisitions of shares possessing a majority or more of all voting power.  Under certain circumstances, the statute permits the acquiring person to call a special stockholders meeting for the purpose of considering the grant of voting rights to the holder of the control shares.  The statute also enables a corporation to provide for the redemption of control shares with no voting rights under certain circumstances.

Other than the provisions noted above, we do not have in place provisions which may have an anti-takeover effect.  The reduction in the number of authorized shares of our common stock while retaining a sufficient number of authorized but unreserved shares to allow for the issuance of shares of our common stock under various scenarios may be construed as having an anti-takeover effect by permitting the issuance of shares of our common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our certificate of incorporation or bylaws.  The reduction in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our board of directors.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock.  It may also adversely affect the market price of our common stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive dividends when, as, and if declared by our board of directors out of funds legally available therefor.  We have not recently paid dividends on our common stock and do not intend to do so in the near future.  In the event of our liquidation, dissolution or winding up, the holders of the shares of our common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over our common stock.  Holders of shares of our common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to our common stock.

On May 21, 2010, the amendment and restatement of our certificate of incorporation to authorize the reduction of the number of authorized shares of our common stock to 100,000,000 was approved by the written consents of holders representing approximately 76.7% of the outstanding shares of our Super-Voting Common Stock, holders representing approximately 90.7% of the outstanding shares of our common stock and holders representing approximately 77.1% of the combined voting power of the outstanding shares of our Super-Voting Common Stock and our common stock.  On May 21, 2010, our board of directors approved such amendment and restatement.  The approval of the amendment and restatement of our certificate of incorporation to authorize the reduction of the number of authorized shares of our common stock to 100,000,000 required such board approval and (if done by written consents) the affirmative consents of a majority in voting power of the shares of voting securities outstanding and entitled to vote and a majority of the outstanding shares of our common stock.  Such requirements have been met, so no vote or further action of our stockholders is required to approve the amendment and restatement of our certificate of incorporation to authorize the reduction of the number of authorized shares of our common stock to 100,000,000.  You are hereby being provided with notice of the approval of such amendment and restatement by less than unanimous written consent of our stockholders.

Promptly after the twentieth day after the date this Information Statement has first been sent to stockholders, we intend to take all other required actions to complete the amendment and restatement of our certificate of incorporation to reduce the number of authorized shares of our common stock to 100,000,000 consistent with the foregoing.

AUTHORIZATION OF “BLANK CHECK” PREFERRED STOCK

General

We are not currently authorized by our certificate of incorporation, as amended, to issue shares of preferred stock.  In connection with our acquisition of the business of AtheroNova Operations, we may be required to issue shares of preferred stock in connection with future capital raising transactions to fund our operations, acquiring other businesses, and forming strategic partnerships and alliances.  No specific issuances are currently anticipated; however, to the extent such issuances occur, they will result in dilution to our current stockholders.

Accordingly, our board of directors believes it is in our best interests and the best interests of our stockholders to amend and restate our certificate of incorporation to designate 10,000,000 shares of preferred stock, par value $0.0001 per share, that may be issued from time to time in one or more series that our board of directors is authorized to establish, by resolution or resolutions, including the authority to set the number of shares to be included in each series and to fix and alter the rights, preferences, privileges, and restrictions granted to and imposed upon any series thereof, and to fix the designation of any such series of preferred stock (the “Blank Check Preferred”).

The designation of the Blank Check Preferred will permit our board of directors to issue shares of preferred stock and shares of common stock upon the conversion of such shares of preferred stock without further approval of our stockholders, and our board of directors does not intend to seek stockholder approval prior to any issuance of the Blank Check Preferred unless stockholder approval is required by applicable law or stock market or exchange requirements.  Our issuance of shares of Blank Check Preferred may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

Although we from time to time review various transactions that could result in the issuance of shares of Blank Check Preferred, we have not reviewed any specific transaction to date that we presently anticipate will result in an issuance of shares of Blank Check Preferred.  However, upon the effectiveness of the designation of the Blank Check Preferred, we may begin to review transactions that may result in an issuance of shares of Blank Check Preferred.

The DGCL expressly permits our board of directors, when evaluating any proposed tender or exchange offer, any merger, consolidation or sale of substantially all of our assets, or any similar extraordinary transaction, which might involved the issuance of Blank Check Preferred, to consider all relevant factors including, without limitation, the social, legal, and economic effects on the employees, customers, suppliers, and other constituencies of our company and its subsidiaries, and on the communities and geographical areas in which they operate.  Our board of directors may also consider the amount of consideration being offered in relation to the then current market price for our outstanding shares of common stock and our then current value in a freely negotiated transaction.

We are subject to the Delaware control share acquisitions statute.  This statute is designed to afford stockholders of public corporations in Delaware protection against acquisitions in which a person, entity or group seeks to gain voting control.  With enumerated exceptions, the statute provides that shares acquired within certain specific ranges will not possess voting rights in the election of directors unless the voting rights are approved by a majority vote of the public corporation’s disinterested stockholders.  Disinterested shares are shares other than those owned by the acquiring person or by a member of a group with respect to a control share acquisition, or by any officer of the corporation or any employee of the corporation who is also a director.  The specific acquisition ranges that trigger the statute are: acquisitions of shares possessing one-fifth or more but less than one-third of all voting power; acquisitions of shares possessing one-third or more but less than a majority of all voting power; or acquisitions of shares possessing a majority or more of all voting power.  Under certain circumstances, the statute permits the acquiring person to call a special stockholders meeting for the purpose of considering the grant of voting rights to the holder of the control shares.  The statute also enables a corporation to provide for the redemption of control shares with no voting rights under certain circumstances.

Other than the provisions noted above, we do not have in place provisions which may have an anti-takeover effect.  The designation of the Blank Check Preferred may be construed as having an anti-takeover effect by permitting the issuance of shares of preferred stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our certificate of incorporation or bylaws.  The designation of the Blank Check Preferred did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to designate the Blank Check Preferred to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our board of directors.

The designation of the Blank Check Preferred may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock.  It may also adversely affect the market price of our common stock.  However, if additional shares of preferred stock are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our common stock may increase.

The rights of any series of preferred stock will be set forth in resolutions of our board of directors designating such series.

On May 21, 2010, the amendment and restatement of our certificate of incorporation to authorize the designation of 10,000,000 shares of Blank Check Preferred was approved by the written consent of holders representing approximately 76.7% of the outstanding shares of our Super-Voting Common Stock, holders representing approximately 90.7% of the outstanding shares of our common stock and holders representing approximately 77.1% of the combined voting power of the outstanding shares of our Super-Voting Common Stock and our common stock.  On May 21, 2010, our board of directors approved such amendment and restatement.  The approval of the amendment and restatement of our certificate of incorporation to authorize the designation of 10,000,000 shares of Blank Check Preferred required such board approval and (if done by written consents) the affirmative consents of a majority in voting power of the shares of voting securities outstanding and entitled to vote.  Such requirements have been met, so no vote or further action of our stockholders is required to approve the amendment and restatement of our certificate of incorporation to authorize the designation of 10,000,000 shares of Blank Check Preferred.  You are hereby being provided with notice of the approval of such amendment and restatement.

Promptly after the twentieth day after the date this Information Statement has first been sent to stockholders, we intend to take all other required actions to complete the amendment and restatement of our certificate of incorporation to designate 10,000,000 shares of Blank Check Preferred consistent with the foregoing.

STOCK INCENTIVE PLAN

General

On May 21, 2010, the action to adopt our 2010 Stock Incentive Plan (the “2010 Stock Incentive Plan”) was approved by written consent of the holders representing approximately 76.7% of the outstanding shares of Super-Voting Common Stock, holders representing approximately 90.7% of the outstanding shares of our common stock and holders representing approximately 77.1% of the combined voting power of the outstanding shares of our Super-Voting Common Stock and our common stock.

On May 21, 2010, our board of directors approved the 2010 Stock Incentive Plan.  The 2010 Stock Incentive Plan is attached to this Information Statement as Exhibit B.

The approval of the 2010 Stock Incentive Plan required such board approval and the affirmative vote of a majority in voting power of the shares of voting securities outstanding and entitled to vote.  Such requirement has been met, so no vote or further action of our stockholders is required to approve the adoption of the 2010 Stock Incentive Plan.  You are hereby being provided with notice of the approval of the adoption of the 2010 Stock Incentive Plan by less than unanimous written consent of our stockholders.

Our board of directors approved the 2010 Stock Incentive Plan to ensure that we have adequate ways in which to provide stock based compensation to our directors, officers, employees and consultants.  Our board of directors believes that the ability to grant stock-based compensation, such as stock options and stock grants, is important to our future success.  The grant of such stock-based compensation can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to our success.  In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to our current employees and consultants.

Because awards under the 2010 Stock Incentive Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to our chief executive officer, our named executive officers, our current executive officers as a group, our non-executive directors as a group, and our employees who are not executive officers, are not presently determinable except for a replacement option to be issued to Mark Selawski, an officer, as described below.

At May 21, 2010, the last reported sales price of our common stock on the OTC Bulletin Board was $0.085 per share.

Summary of the 2010 Stock Incentive Plan

The principal terms and features of the 2010 Stock Incentive Plan are summarized below.  The following is a summary description of the salient terms, conditions and features of the 2010 Stock Incentive Plan and is qualified by the text of the plan.

General; Types of Awards; Number of Shares

The 2010 Stock Incentive Plan provides for the grant of options to purchase shares of common stock, restricted stock, stock appreciation rights (“SARs”) and restricted stock units (rights to receive, in cash or stock, the market value of one share of our common stock).  Incentive stock options (“ISOs”) may be granted only to employees.  Nonstatutory stock options and other stock-based awards may be granted to officers, employees, non-employee directors and consultants.

Subject to certain adjustments, 4,362,964 shares (on a post-Reverse Split basis) of our common stock have been authorized for issuance under the 2010 Stock Incentive Plan.  Shares authorized under the plan will be available for issuance pursuant to options or awards granted under the plan.

Administration

The 2010 Stock Incentive Plan will be administered by our board of directors or a committee of our board of directors (the “Administrator”), as provided in the plan.  The Administrator will have the authority to select the eligible participants to whom awards will be granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards.  The Administrator will be authorized to interpret the 2010 Stock Incentive Plan, to establish, amend, and rescind any rules and regulations relating to the plan, to determine the terms of agreements entered into with recipients under the plan, and to make all other determinations that may be necessary or advisable for the administration of the 2010 Stock Incentive Plan.  Our board of directors may at its discretion delegate the responsibility for administering the plan to any committee of the board of directors.

Eligibility

Options and other awards may be granted under the 2010 Stock Incentive Plan to directors, officers, employees and consultants of our company and any of our subsidiaries, provided that the services of such consultants are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for our securities.  At the date of this Information Statement, all of our officers, directors, employees and consultants would have been eligible to receive awards under the plan.

Stock Option and SAR Grants

The exercise price per share of our common stock purchasable upon exercise of any stock option or SAR will be determined by the Administrator, but cannot in any event be less than 100% of the fair market value of our common stock on the date the option is granted.  The Administrator will determine the term of each stock option or SAR (subject to a maximum term of 10 years) and each option or SAR will be exercisable pursuant to a vesting schedule determined by the Administrator.  The grants and the terms of ISOs will be restricted to the extent required for qualification as ISOs by the U.S. Internal Revenue Code of 1986, as amended.  Subject to approval of the Administrator, options or SARs may be exercised by payment of the exercise price in cash, shares of common stock or pursuant to a “cashless exercise” through a broker-dealer under an arrangement approved by the Administrator.  The Administrator may require the grantee to pay to us any applicable withholding taxes that we are required to withhold with respect to the grant or exercise of any option.  The withholding tax may be paid in cash or, subject to applicable law, the Administrator may permit the grantee to satisfy these obligations by the withholding or delivery of shares of our common stock.  We may withhold from any shares of our common stock that may be issued pursuant to an option or from any cash amounts otherwise due from us to the recipient of the option an amount equal to such taxes.

Restricted Stock Grants

Restricted shares may be sold or awarded for consideration determined by the Administrator, including cash, full-recourse promissory notes, as well as past and future services.  Any award of restricted shares will be subject to a vesting schedule determined by the Administrator.  Any restricted shares that are not vested will be subject to rights of repurchase, rights of first refusal or other restrictions as determined by the Administrator.  In general, holders of restricted shares will have the same voting, dividend and other rights as our other stockholders.

Adjustments

In the event of any change affecting shares of our common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to stockholders other than cash dividends, the Administrator will make substitutions or adjustments in the aggregate number of shares that may be distributed under the 2010 Stock Incentive Plan, and in the number and types of shares subject to, and the exercise prices under, outstanding awards granted under the plan, in accordance with Section 10 and other provisions of the plan .

Transferability

Unless otherwise permitted by the plan and approved by the Administrator as permitted by the plan, no award will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee’s lifetime, an award may be exercised only by the grantee.

Amendment and Termination

Our board of directors may amend the 2010 Stock Incentive Plan in any and all respects without stockholder approval, except as such stockholder approval may be required under applicable law or pursuant to the listing requirements of any national market system or securities exchange on which our equity securities may be listed or quoted, and except that shareholder approval shall be required for any amendment that would:  (a) increase the maximum number of shares for which awards may be granted under this Plan; (b) reduce the price at which stock options or SARs may be granted; (c) extend the term of the plan; or (d) change the class of persons eligible to be participants.

Unless sooner terminated by our board of directors, the plan will terminate as to further grants of awards on May 20, 2020.

Tax Aspects of the 2010 Stock Incentive Plan

Federal Income Tax Consequences

The following discussion summarizes the material federal income tax consequences to us and the participants in connection with the 2010 Stock Incentive Plan under existing applicable provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and the regulations adopted pursuant to the Code.  This discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder.  Also, the discussion is limited to the tax implications of options, but not other types of awards under the plan.  The discussion is subject to possible future changes in the law.  The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options

A recipient will not have any taxable income at the time a nonqualified stock option (“NSO”) is granted nor will we be entitled to a deduction at that time.  When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of common stock), and we will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options

A grantee will not have any taxable income at the time an ISO is granted.  Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised.  However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise.  If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code.

If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition,” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares.  Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

We are not entitled to a deduction as a result of the grant or exercise of an ISO.  If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, we will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

Awards under the 2010 Stock Incentive Plan

Awards under the 2010 Stock Incentive Plan will be made by the Administrator.  The Administrator does not currently have plans to grant stock options or other awards to any individual or group of individuals under the 2010 Stock Incentive Plan, except as described below.

In connection with the Merger incentive stock options to purchase up to 549,498 shares of our common stock at a purchase price of $0.222931 per share (on a post-Reverse Split basis) will be issued under the 2010 Stock Incentive Plan to Mark Selawski to replace his corresponding stock options previously issued to him by AtheroNova Operations on March 6, 2010 and assumed by us in the Merger.  Such options will vest 25% on January 6, 2011 and 75% evenly on a monthly basis over the next three years thereafter and expire on January 7, 2017.  Such options may be exercised on a cashless basis under which a portion of the shares subject to the exercise are not issued in payment of the purchase price, based on the then fair market value of the shares.

Equity Compensation Plan Information

We had no options outstanding as of December 31, 2009.

AtheroNova Operations had no options outstanding as of December 31, 2009.

AVAILABLE INFORMATION

Please read all the sections of this Information Statement carefully.  We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission.  These reports, proxy statements and other information filed by us with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 100 F Street, N.E., Washington, DC 20549.  Copies of this material also may be obtained from the SEC at prescribed rates.  The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC.  Copies of these materials may be obtained from the SEC’s website at http://www.sec.gov.

INCORPORATION OF INFORMATION BY REFERENCE

The following documents, which are on file with the Commission (Exchange Act File No. 000-52315) are incorporated in this Information Statement by reference and made a part hereof:

(i)	Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(ii)	Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010.

(iii)	Current Report on Form 8-K filed April 1, 2010, reporting execution of the Merger Agreement with AtheroNova Operations.

(iv)	Schedule 14f-1 Information Statement filed April 13, 2010, reporting the proposed change in control of the Company as a result of the acquisition of AtheroNova Operations.

(v)	Current Report on Form 8-K filed May 20, 2010, reporting the closing of the transactions contemplated by the Merger Agreement with AtheroNova Operations.

All documents filed by us with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents.  Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

We will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents).  Written or telephone requests should be directed to us at 2301 Dupont Drive, Suite 525, Irvine, CA 92612.  Our telephone number is (949) 842-8989.

ATHERONOVA INC.

Irvine, CA
May 24, 2010

Exhibit A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ATHERONOVA INC.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

AtheroNova Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.           That the name of this corporation is AtheroNova Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on May 13, 1997 under the name Camryn Information Services, Inc.

2.           That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation, as amended to date, of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation, as amended to date, of this corporation be amended and restated in its entirety to read as follows:

FIRST:  The name of this corporation is AtheroNova Inc. (the “Corporation”).

SECOND:  The address of the registered office of the Corporation in the State of Delaware is 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904.  The name of its registered agent at such address is National Registered Agents, Inc.

THIRD:  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

FOURTH:  The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 100,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

A.           Simultaneously with the effective date of the filing of this Amended and Restated Certificate of Incorporation (the “Effective Date”), (i) each share of Common Stock of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the “Old Common Stock”) shall automatically be reclassified and continued (the “Reverse Split”), without any action on the part of the holder thereof, as one-two hundredth of one share (0.005) of Common Stock, (ii) shareholders holding less than 100 shares of Old Common Stock as of the Effective Date shall not be affected by the Reverse Split, and (iii) shareholders holding 20,000 or fewer shares of Old Common Stock but at least 100 shares of Old Common Stock as of the Effective Date shall be provided special treatment such that after the Reverse Split, those holders will hold 100 shares of Common Stock.  The Corporation shall not issue fractional shares on account of the Reverse Split.  Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of all of such holder’s stock certificates formerly representing shares of Old Common Stock, in lieu of such fractional share, one whole share of Common Stock.

B.           The shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors of the Corporation is authorized to establish from time to time, by resolution or resolutions, the number of shares to be included in each series and to fix and alter the rights, preferences, privileges, and restrictions granted to and imposed upon any series thereof, and to fix the designation of any such series of Preferred Stock.  The Board of Directors of the Corporation, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors of the Corporation originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the original issue of shares of that series.

C.           Subject to the provisions of applicable law or of the Bylaws with respect to the closing of the transfer books or the fixing of a record date for the determination of stockholders entitled to vote, and except as otherwise provided by applicable law or by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess the voting power for the election of directors and for all other purposes, with each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in the name of such holder on the books of the Corporation.

FIFTH:  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

SIXTH:  The number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

SEVENTH:  Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

EIGHTH:  Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide.  The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

NINTH:  To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article NINTH to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

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Any repeal or modification of the foregoing provisions of this Article NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

TENTH: The following indemnification provisions shall apply to the persons enumerated below.

A.           Right to Indemnification of Directors and Officers.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnified Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnified Person in such Proceeding.  Notwithstanding the preceding sentence, except as otherwise provided in Section C of this Article TENTH, the Corporation shall be required to indemnify an Indemnified Person in connection with a Proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such Proceeding (or part thereof) by the Indemnified Person was authorized in advance by the Board of Directors.

B.           Prepayment of Expenses of Directors and Officers.  The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under this Article TENTH or otherwise.

C.           Claims by Directors and Officers.  If a claim for indemnification or advancement of expenses under this Article TENTH is not paid in full within 30 days after a written claim therefor by the Indemnified Person has been received by the Corporation, the Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such action the Corporation shall have the burden of proving that the Indemnified Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

D.           Indemnification of Employees and Agents.  The Corporation may indemnify and advance expenses to any person who was or is made or is threatened to be made or is otherwise involved in any Proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Corporation or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorney’s fees) reasonably incurred by such person in connection with such Proceeding.  The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board of Directors of the Corporation in its sole discretion.  Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the Board of Directors of the Corporation.

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E.           Advancement of Expenses of Employees and Agents.  The Corporation may pay the expenses (including attorney’s fees) incurred by an employee or agent in defending any Proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board of Directors of the Corporation.

F.           Non-Exclusivity of Rights.  The rights conferred on any person by this Article TENTH shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Corporation’s Amended and Restated Certificate of Incorporation or Bylaws, as amended from time to time, agreement, vote of stockholders or disinterested directors or otherwise.

G.           Other Indemnification.  The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another company, partnership, limited liability company, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other company, partnership, limited liability company, joint venture, trust, organization or other enterprise.

H.           Insurance.  The Board of Directors may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation’s expense insurance: (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article TENTH; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article TENTH.

I.           Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article TENTH shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.  The rights provided hereunder shall inure to the benefit of any Indemnified Person and such person’s heirs, executors and administrators.

*     *     *

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3.           That the foregoing amendment and restatement was approved by the holders of the requisite number of shares of this corporation in accordance with Section 228 of the General Corporation Law.

4.           That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this __ day of June, 2010.

By: ________________________________

Thomas Gardner
Chief Executive Officer and President

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Exhibit B

ATHERONOVA INC.

2010 STOCK INCENTIVE PLAN

1.           Purposes of the Plan. The purposes of the AtheroNova Inc. 2010 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to persons who are selected to be participants in the Plan, and to promote the success of the Company’s business.  This Plan permits the grant of Non-qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards, each of which shall be subject to such conditions based upon continued employment with or service to the Company or its Subsidiaries, passage of time or satisfaction of performance criteria as shall be specified pursuant to the Plan.

2.           Definitions.  In addition to the terms defined elsewhere in this Plan, as used herein, the following terms shall have the following meanings:

(a)           “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)           “Award” means a Stock Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, or Other Stock-Based Award granted to a Participant pursuant to the Plan, as such terms are defined in Section 7(a) herein.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.

(e)           “Committee” means a committee appointed by the Board from among its members to administer the Plan in accordance with Section 4.

(f)           “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

(g)           “Company” means AtheroNova Inc., a Delaware corporation.

(h)           “Consultant” means any person, including an advisor, engaged by the Company or a Subsidiary to render services and who is compensated for such services; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and provided further that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not otherwise compensated by the Company for their services as Directors.

(i)           “Director” means a member of the Board.

(j)           “Employee” means any person, including Officers and Directors, employed by the Company or any Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(m)           “Participant” means any Employee, Director or Consultant selected by the Administrator to receive Awards.

(n)           “Plan” means this 2010 Stock Incentive Plan, as amended from time to time.

(o)           “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(p)           “Section 162(m)” means Section 162(m) of the Code and the regulations thereunder, as amended.

(q)           “Share” means a share of Common Stock, as adjusted in accordance with Section 10 of the Plan.

(r)           “Subsidiary” means any corporation or entity in which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the voting power or economic interests of such corporation or entity.

3.           Shares Subject to the Plan.

(a)           Aggregate Limits.  Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be issued pursuant to Awards granted under the Plan is Four Million Three Hundred Sixty-Two Thousand Nine Hundred Sixty-Four (4,362,964) Shares (the “Fungible Pool Limit”).  The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.  Any Shares subject to an Award which for any reason expires or terminates unexercised or is not earned in full shall be added back to the Fungible Pool Limit and may again be made subject to an Award under the Plan.  The following Shares shall not be added back to the Fungible Pool Limit and shall not again be made available for issuance as Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) Shares repurchased on the open market with the exercise price proceeds received by the Company upon the exercise of an Award.

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(b)           Treatment of Awards.  Each Share issued or to be issued in connection with any Award shall be counted against the Fungible Pool Limit as one (1) Share.  For these purposes, the number of Shares taken into account with respect to a SAR shall be the number of Shares underlying the SAR at grant, and not the final number of Shares delivered upon exercise of the SAR.  Any Shares previously the subject of an Award that again become available for grant pursuant to Section 3(a) shall be added back to the Fungible Pool Limit in the same proportion, and using the same multiplier, pursuant to which such Awards reduced the Shares in the Fungible Pool Limit.  The Administrator shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

4.           Administration of the Plan.

(a) Procedure.

(i)   Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

(ii)   Administration with Respect to Directors and Officers Subject to Section 16(b).  With respect to Awards granted to Directors or to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the requirements for grants under the Plan to be exempt acquisitions under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall consist of “Non-Employee Directors” within the meaning of Rule 16b-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the requirements for grants under the Plan to be exempt acquisitions under Rule 16b-3.

(iii)           Administration with Respect to Covered Employees Subject to Section 162(m) of the Code.  With respect to Awards granted to Employees who are also “covered employees” within the meaning of Section 162(m) of the Code and the regulations thereunder, as amended, the Plan shall be administered by a committee designated by the Board to administer the Plan, which committee shall be constituted to satisfy the requirements applicable to Awards intended to qualify as “performance-based compensation” under Section 162(m).  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules applicable to Awards intended to qualify as “performance-based compensation” under Section 162(m).

(iv)           Administration with Respect to Other Persons.  With respect to Awards granted to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.  Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board.  The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by applicable laws.

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(b) Powers of the Administrator.  Subject to the express provisions and limitations set forth in this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(i)           to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein;

(ii)           to determine which persons are eligible to be Participants, to which of such persons, if any, Awards shall be granted hereunder and the timing of any such Awards, and to grant Awards;

(iii)           to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

(iv)           to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(v)           to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);

(vi)           to determine whether, and the extent to which, adjustments are required pursuant to Section 10;

(vii)           to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Corporation; and

(viii)           to make all other determinations deemed necessary or advisable for the administration of this Plan.

(c)           Delegation and Administration.  The Administrator may delegate to one or more separate committees (any such committee a “Subcommittee”) composed of one or more directors of the Company (who may but need not be members of any Committee comprising the Administrator) the ability to grant Awards and take the other actions described in Section 4(b) with respect to Participants who are not Officers, and such actions shall be treated for all purposes as if taken by the Administrator.  The Administrator may delegate to a Subcommittee of one or more officers of the Company the ability to grant Awards and take the other actions described in Section 4(b) with respect to Participants (other than any such officers themselves) who are not directors or Officers, provided, however, that the resolution so authorizing such officer(s) shall specify the total number of rights or options such Subcommittee may so award, and such actions shall be treated for all purposes as if taken by the Administrator.  Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Administrator, and references in this Plan to the Administrator shall include any such Subcommittee.  The Administrator may delegate the administration of the Plan to an officer or officers of the Company, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Administrator under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Administrator may specify.  Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Administrator and references in this Plan to the Administrator shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Administrator.

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(d)           Effect of Change in Status.  The Committee shall have the discretion to determine the effect upon an Award and upon an individual’s status as an employee under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (i) any individual who is employed by an entity that ceases to be a Subsidiary of the Corporation, (ii) any leave of absence approved by the Corporation or a Subsidiary, (iii) any transfer between locations of employment with the Corporation or a Subsidiary or between the Corporation and any Subsidiary or between any Subsidiaries, (iv) any change in the Participant’s status from an employee to a consultant or member of the Board, or vice versa, and (v) any employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of a Subsidiary.

(e)           Determinations of the Administrator.  All decisions, determinations and interpretations by the Administrator regarding this Plan shall be final and binding on all Participants or other persons claiming rights under the Plan or any Award, unless any such decision, determination or interpretation is otherwise determined by the Board in which case the Board’s determination shall be final and binding.  The Administrator shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.  A Participant or other holder of an Award may contest a decision or action by the Administrator with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Administrator’s decision or action was arbitrary or capricious or was unlawful.

5.           Eligibility.  Awards may be granted to any person who is a Participant under this Plan; provided that ISOs may be granted only to Employees eligible under applicable Code provisions.  If otherwise eligible, a Participant who has been granted an Award may be granted additional Awards.

6.           Term of the Plan.  The Plan was approved by the Board and became effective on May 21, 2010, and was approved by the Company’s stockholders on May 21, 2010.  The Plan shall remain available for the grant of Awards until May 20, 2020 or such earlier date as the Board may determine.  The expiration of the Administrator’s authority to grant Awards under the Plan will not affect the operation of the terms of the Plan or the Company’s and Participants’ rights and obligations with respect to Awards granted on or prior to the expiration date of the Plan.

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7.           Plan Awards.

(a)           Award Types. The Administrator, on behalf of the Company, is authorized under this Plan to grant, award and enter into the following arrangements or benefits under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan: Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.  The Administrator, in its discretion, may determine that any Award granted hereunder shall be a performance Award the grant, issuance, retention, vesting and/or settlement of which is subject to satisfaction of one or more of the Qualifying Performance Criteria specified in Section 8(e).

(i)           Stock Options.  A “Stock Option” is a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to the document(s) evidencing the Award (the “Option Agreement”).  The Committee may grant Stock Options intended to be eligible to qualify as incentive stock options (“ISOs”) pursuant to Section 422 of the Code and Stock Options that are not intended to qualify as ISOs (“Non-qualified Stock Options”), as it, in its sole discretion, shall determine.

(ii)           Stock Appreciation Rights.  A “Stock Appreciation Right” or “SAR” is a right to receive, in cash or stock (as determined by the Administrator), value with respect to a specific number of Shares equal to or otherwise based on the excess of (i) the market value of a Share at the time of exercise over (ii) the exercise price of the right, subject to such terms and conditions as are expressed in the document(s) evidencing the Award (the “SAR Agreement”).

(iii)           Restricted Stock.  A “Restricted Stock” Award is an award of Shares, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the “Restricted Stock Agreement”).

(iv)           Restricted Stock Unit.  A “Restricted Stock Unit” Award is an award of a right to receive, in cash or stock (as determined by the Administrator) the market value of one Share, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the “Restricted Stock Unit Agreement”).

(v)           Other Stock-Based Awards.  An “Other Stock-Based Award” is an award other than those described in subsections (i) – (iv) above, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock or factors that may influence the value of Common Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Administrator, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified Subsidiaries or other business units.  The Administrator shall determine the terms and conditions of such Awards, which shall be expressed in the document(s) evidencing the Award (the “Other Stock-Based Award Agreement”).

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(b)           Grants of Awards.  An Award may consist of one of the foregoing arrangements or benefits or two or more of them in tandem or in the alternative.

8.           Terms of Awards.

(a)           Grant, Terms and Conditions of Stock Options and SARs.  The Administrator may grant Stock Options or SARs at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Administrator.  No Participant shall have any rights as a stockholder with respect to any Shares subject to Stock Options or SARs hereunder until said Shares have been issued.  Each Stock Option or SAR shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Administrator.  Each Stock Option grant will expressly identify the Stock Option as an ISO or as a Non-qualified Stock Option.  In the absence of a designation, a Stock Option shall be treated as a Non-qualified Stock Option.  Stock Options or SARs granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(i)   Price.  The purchase price (also referred to as the exercise price) under each Stock Option or SAR granted hereunder shall be established by the Administrator.  The purchase price per Share shall not be less than 100% of the market value of a Share on the date of grant.  For purposes of the Plan, “market value” shall mean the fair market value of the Company’s common stock determined in good faith by the Administrator in a manner consistent with the requirements of Section 409A of the Code.  The exercise price of a Stock Option shall be paid in cash or in such other form if and to the extent permitted by the Administrator, including without limitation by delivery of already owned Shares, withholding (either actually or by attestation) of Shares otherwise issuable under such Stock Option and/or by payment under a broker-assisted sale and remittance program acceptable to the Administrator.

(ii)           Duration, Exercise and Termination of Stock Options and SARs.  Each Stock Option or SAR shall be exercisable at such time and in such installments during the period prior to the expiration of the Stock Option or SAR as determined by the Administrator.  The Administrator shall have the right to make the timing of the ability to exercise any Stock Option or SAR subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator.  At any time after the grant of a Stock Option, the Administrator may reduce or eliminate any restrictions on the Participant’s right to exercise all or part of the Stock Option.  Each Stock Option or SAR must expire within a period of not more than ten (10) years from the grant date.  The Option Agreement or SAR Agreement may provide for expiration prior to the end of the stated term of the Award in the event of the termination of employment or service of the Participant to whom it was granted.

(iii)           Conditions and Restrictions Upon Securities Subject to Stock Options or SARs.  Subject to the express provisions of the Plan, the Administrator may provide that the Shares issued upon exercise of a Stock Option or SAR shall be subject to such further conditions or agreements as the Administrator in its discretion may specify prior to the exercise of such Stock Option or SAR, including, without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions.  The obligation to make payments with respect to SARs may be satisfied through cash payments or the delivery of Shares, or a combination thereof as the Administrator shall determine.  The Administrator may establish rules for the deferred delivery of Common Stock upon exercise of a Stock Option or SAR with the deferral evidenced by use of Restricted Stock Units equal in number to the number of Shares whose delivery is so deferred.

(iv)           Other Terms and Conditions.  Stock Options and SARs may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Administrator shall deem appropriate.

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(v)           ISOs.  Stock Options intending to qualify as ISOs may only be granted to Employees who are eligible under applicable Code provisions, as determined by the Administrator.  If then required by the Code for ISO treatment, an ISO granted to an Employee who, at the time the ISO is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of its parent corporation or Subsidiary, must have an exercise price that is not less than 110% of the market value of the Shares subject to the ISO, determined as of the date of grant and a term not exceeding five (5) years.  To the extent that the Option Agreement specifies that a Stock Option is intended to be treated as an ISO, the Stock Option is intended to qualify to the greatest extent possible as an “incentive stock option” within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Stock Option is or will be determined to qualify as an ISO.  If and to the extent that any Shares are issued under a portion of any Stock Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise.  Certain decisions, amendments, interpretations and actions by the Administrator and certain actions by a Participant may cause a Stock Option to cease to qualify for the tax treatment applicable to ISOs pursuant to the Code and by accepting a Stock Option the Participant agrees in advance to such disqualifying action.

(b)           Grant, Terms and Conditions of Restricted Stock and Restricted Stock Units. The Administrator may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Administrator.  A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock Award hereunder only to the extent specified in this Plan or the Restricted Stock Agreement evidencing such Award.  Awards of Restricted Stock or Restricted Stock Units shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Administrator.  Awards of Restricted Stock or Restricted Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(i)           Terms and Conditions.  Each Restricted Stock Agreement and each Restricted Stock Unit Agreement shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the purchase price of the Shares, if any, and the means of payment for the Shares, (c) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (e) restrictions on the transferability of the Shares and (f) such further terms and conditions as may be determined from time to time by the Administrator, in each case not inconsistent with this Plan.

(ii)           Sale Price.  Subject to the requirements of applicable law, the Administrator shall determine the price, if any, at which Shares of Restricted Stock or Restricted Stock Units shall be sold or awarded to a Participant, which may vary from time to time and among Participants and which may be below the market value of such Shares at the date of grant or issuance.

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(iii)           Share Vesting.  The grant, issuance, retention and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards shall be at such time and in such installments as determined by the Administrator or under criteria established by the Administrator.  The Administrator shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards subject to continued employment, passage of time and/or such performance criteria and level of achievement versus these criteria as deemed appropriate by the Administrator, which criteria may be based on financial performance and/or personal performance evaluations.  Notwithstanding anything to the contrary herein, the performance criteria for any Restricted Stock or Restricted Stock Unit that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified at the time the Restricted Stock or Restricted Stock Unit Award is granted.

(iv)           Termination of Employment.  The Restricted Stock or Restricted Stock Unit Agreement may provide for the forfeiture or cancellation of the Restricted Stock or Restricted Stock Unit Award, in whole or in part, in the event of the termination of employment or service of the Participant to whom it was granted.

(v)           Restricted Stock Units.  Except to the extent this Plan or the Administrator specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Company and do not confer any of the rights of a stockholder until Shares are issued thereunder.  Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in Shares or otherwise as determined by the Administrator.  Dividends or dividend equivalent rights shall be payable in cash or in additional shares with respect to Restricted Stock Units only to the extent specifically provided for by the Administrator.  Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 10.  Any Restricted Stock Units that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.

(c)           Suspension or Termination of Awards.  If at any time (including with respect to Stock Options or SARs after a notice of exercise has been delivered) the Administrator reasonably believes that a Participant has committed an act of misconduct as described in this Section, the Administrator may suspend the Participant’s right to exercise any Stock Option or SAR or suspend the vesting of Shares under the Participant’s Restricted Stock or Restricted Stock Unit Awards, as the case may be, pending a determination of whether an act of misconduct has been committed.  If the Administrator determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, the Administrator may prohibit or restrict  the Participant and his or her successor(s) in interest from exercising any Stock Option or SAR and may cause the Participant’s Restricted Stock or Restricted Stock Unit Agreement to be restricted or forfeited and cancelled.  Any determination by the Administrator with respect to the foregoing shall be final, conclusive and binding on all interested parties, unless any such determination is otherwise determined by the Board in which case the Board’s determination shall be final and binding.

(d)           Transferability.  Unless the agreement or other document evidencing an Award (or an amendment thereto authorized by the Administrator) expressly states that the Award is otherwise transferable as provided hereunder, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution.  The Administrator may grant an Award that is, or amend an outstanding Award to provide that the Award is, transferable or assignable to the extent that, following a transfer or assignment, exercise of the Award or resale of underlying securities by the transferee could be registered under the Securities Act of 1933, as amended (the “Securities Act”) on Form S-8 (or any successor form used for employee benefit plan registrations) under the Securities Act, as such form may be amended from time to time, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Administrator shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms; provided, further, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code.  Any purported assignment, transfer or encumbrance that does not qualify under this Section 8(d) shall be void and unenforceable against the Company.

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(e)           Qualifying Performance Criteria.  For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, (v) customer satisfaction, (w) strategic initiatives, or (x) acquisitions.  The Administrator may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30, as amended, and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.  Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Stock Options, SARs, Restricted Stock Units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.

(f)           Dividends.  Unless otherwise provided by the Administrator, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Award.  The Administrator shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for dividends.

(g)           Documents Evidencing Awards.  The Administrator shall, subject to applicable law, determine the date an Award is deemed to be granted.  The Administrator or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document.  The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

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(h)           Additional Restrictions on Awards.  Either at the time an Award is granted or by subsequent action, the Administrator may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares.

(i)           Subsidiary Awards.  In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Administrator so directs, be implemented by the Company issuing any subject Shares to the Subsidiary, for such lawful consideration as the Administrator may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan.  Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Administrator shall determine.

9.           Withholding Taxes.  To the extent required by applicable federal, state, local or foreign law, the Administrator may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Stock Option, SAR, Restricted Stock or Restricted Stock Unit Award, or any sale of Shares.  The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied.  To the extent permitted or required by the Administrator, these obligations may or shall be satisfied by having the Company withhold a portion of the Shares of stock that otherwise would be issued to a Participant under such Award or by tendering Shares previously acquired by the Participant.

10.           Adjustments of and Changes in the Common Stock.

(a)           The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.  Further, except as expressly provided herein or by the Administrator, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options or other Awards theretofore granted or the purchase price per Share, unless the Administrator shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

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(b)           If the number of outstanding Shares or other securities of the Company, or both, for which Awards are then exercisable or as to which Awards may be granted or settled shall at any time be increased or decreased by declaration of a stock dividend, a stock split, a reverse stock split, a combination of shares or a similar transaction, or if the outstanding Shares or other such securities are changed or exchanged for a different kind of securities of the Company by a recapitalization, reorganization or any similar equity restructuring transaction affecting the Shares or such other securities of the Company, the Administrator shall make appropriate adjustments to the number and kind of Shares or other securities that are subject to this Plan and that are subject to or issuable upon exercises of any Awards theretofore granted, and to the exercise or settlement prices of such Awards.  Any such adjustments shall appropriately maintain the proportionate numbers of Shares or other securities subject to this Plan or outstanding Awards.  Any such adjustment to an outstanding Award generally shall be made without changing the aggregate exercise or settlement price, if any.

(c)           As used in this paragraph, an “Acquisition” shall mean (i) a reorganization, merger or consolidation (not covered by Section 10(b)) as a result of which the Company is not the surviving entity or as a result of which the outstanding Shares are changed into or exchanged for cash, property or securities not of the Company’s issue, or a combination thereof, except for a merger or consolidation with a wholly-owned subsidiary of the Company or a transaction effected primarily to change the state of the Company’s incorporation, or (ii) a sale or exchange, or series of related sales or exchanges, by the Company of all or substantially all of its assets, or by one or more of the Company’s Subsidiaries of all or substantially all of the consolidated assets of the Company and its Subsidiaries, or (iii) the acquisition in a single transaction (including without limitation a merger, sale or exchange), or series of related transactions, of outstanding Shares representing more than 80% in voting power of the then outstanding Shares (assuming full conversion of all then convertible securities of the Company and full cashless exercises of all warrants or options which can then be exercised by cashless exercises).  Subject to the following sentence, upon the closing of such an Acquisition, or upon the dissolution and liquidation of the Company, each outstanding Stock Option or SAR shall terminate and each holder of an outstanding Stock Option or SAR shall, notwithstanding any unfulfilled vesting requirement, be entitled prior to such closing or liquidation to exercise the unexercised portion of such Stock Option or SAR.  The preceding sentence shall be subject to any different terms contained in the grant of or agreement governing such Award and shall not be applicable with respect to a Stock Option or SAR if provision shall be made in connection with such Acquisition for the assumption of the Stock Option or SAR by, or the substitution for such Stock Option or SAR of a new option or stock appreciation right covering the stock of the surviving, successor or purchasing corporation or a parent or subsidiary thereof with appropriate adjustments as to the number and kind of shares or other property to be issued upon exercise of the Stock Option or SAR and the exercise price, provided that with respect to an Incentive Option such assumption or substitution is permitted (to preserve the applicability to the Incentive Option of Section 421(a) of the Code) by Sections 422 and 424 of the Code.  The grant or instrument evidencing any Option, SAR or other Award may also provide for other accelerations of vesting requirements or its exercise or settlement.

(d)           Subject to the requirements of Section 155 of the Delaware General Corporation Law, unless otherwise determined by the Administrator, no right to purchase or receive fractional Shares shall result from any adjustment in a Stock Option, SAR or other Award pursuant to this Section 10 and, in case of any such adjustment, the Shares subject to the Stock Option, SAR or Award shall be rounded down to the nearest whole share.

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11.           Amendment and Termination of the Plan.  The Board may amend, alter or discontinue the Plan and the Administrator may to the extent permitted by the Plan amend any agreement or other document evidencing an Award made under this Plan; provided, however, that the Company shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 10) that otherwise would:

(a)           Increase the maximum number of Shares for which Awards may be granted under this Plan;

(b)           Reduce the price at which Stock Options may be granted below the price provided for in Section 8(a);

(c)           Extend the term of this Plan; or

(d)           Change the class of persons eligible to be Participants.

In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted; provided that no such consent shall be required with respect to any amendment or alteration if the Administrator reasonably determines that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

12.           Compliance with Applicable Law.  This Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.  The Company shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which shall be necessary; to the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained; and  no Stock Option shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Stock Option is effective and current or the Company has determined that such registration is unnecessary.

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13.           Liability of Company.  The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Stock Option or other Award granted hereunder.

14.           Non-Exclusivity of Plan.  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Administrator to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15.           Unfunded Plan.  Insofar as it provides for Awards, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan.

16.           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.           Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles).

18.           Section 409A of the Code.  To the extent applicable, the Plan is intended to comply with Section 409A of the Code.  Unless the Administrator determines otherwise, the Administrator shall interpret and administer the Plan in accordance with Section 409A.  The Administrator shall have the authority unilaterally to accelerate or delay a payment to which the holder of any Award may be entitled to the extent necessary or desirable to comply with, or avoid adverse consequences under, Section 409A.

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